UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2003

MAGMA DESIGN AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-33213

Delaware (State or other jurisdiction of incorporation or organization)	77-0454924 (I.R.S. Employer Identification Number)

2 Results Way

Cupertino, California 95014

(Address of principal executive offices)

Telephone: (408) 864-2000

(Registrant’s telephone number, including area code)

ITEM 5. Other Events.

On May 14, 2003, Magma Design Automation, Inc. (the “Company”) repurchased 209,753 shares of its common stock from Roy Jewell, the Company’s President and Chief Operating Officer, for an aggregate purchase price of $3,565,805, or $17.00 per share, and Mr. Jewell repaid his indebtedness to the Company in the same amount. On that date, the Company also granted Mr. Jewell a stock option to purchase 297,393 shares of common stock at an exercise price of $7.00 per share, vesting monthly through March 5, 2005. A copy of this stock option agreement is attached as Exhibit 10.1. In connection with the grant of the option, the Company expects to recognize approximately $3.0 million of deferred stock compensation over the 22-month vesting period of the option.

On May 15, 2003, the Company issued a press release announcing that it intended to offer approximately $150 million of convertible subordinated notes due 2008 in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

On May 16, 2003, the Company issued a press release announcing that it had priced its offering of $150 million of Zero Coupon Convertible Subordinated Notes due 2008 to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and pursuant to Regulation S under the Securities Act for sales outside the United States to non-U.S. persons. The Company also announced that it granted the initial purchasers a 13-day option to purchase up to an additional $30 million in principal amount of the notes. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

The Company is attaching to this report as Exhibit 99.3 its unaudited condensed consolidated financial statements for the three-month periods ended March 31, 2002 and 2003. The Company is also attaching to this report as Exhibit 99.4 risk factors dated May 16, 2003 in connection with the offering of Zero Coupon Convertible Subordinated Notes.

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Stock Option Agreement between the Registrant and Roy Jewell, dated May 14, 2003.

99.1	Press Release dated May 15, 2003, regarding proposed offering of Zero Coupon Convertible Subordinated Notes.

99.2	Press Release dated May 16, 2003, regarding pricing of offering of Zero Coupon Convertible Subordinated Notes.

99.3	Unaudited Condensed Consolidated Financial Statements of the Registrant for the three-month periods ended March 31, 2002 and 2003, and notes thereto.

99.4	Risk Factors dated May 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2003

MAGMA DESIGN AUTOMATION, INC.

By:	/s/ GREGORY C. WALKER
Gregory C. Walker Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Signatory)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Option Agreement between the Registrant and Roy Jewell, dated May 14, 2003.

99.1	Press Release dated May 15, 2003, regarding proposed offering of Zero Coupon Convertible Subordinated Notes.

99.2	Press Release dated May 16, 2003, regarding pricing of offering of Zero Coupon Convertible Subordinated Notes.

99.3	Unaudited Condensed Consolidated Financial Statements for the three-month periods ended March 31, 2002 and 2003, and notes thereto.

99.4	Risk Factors dated May 16, 2003.